SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement.
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]      Definitive Proxy Statement.
[X]      Definitive Additional Materials.
[ ]      Soliciting Material Pursuant to sec. 240.14a-12.

     Pioneer Bond Fund                            Pioneer Real Estate Shares
     Pioneer Emerging Markets Fund                Pioneer Research Fund
     Pioneer Equity Income Fund                   Pioneer Select Growth Fund
     Pioneer Equity Opportunity Fund              Pioneer Select Value Fund
     Pioneer Europe Select Equity Fund            Pioneer Series Trust I
     Pioneer Fund                                 Pioneer Series Trust II
     Pioneer Fundamental Growth Fund              Pioneer Series Trust III
     Pioneer High Yield Fund                      Pioneer Series Trust IV
     Pioneer Ibbotson Allocation Series           Pioneer Series Trust V
     Pioneer Independence Fund                    Pioneer Series Trust VI
     Pioneer International Equity Fund            Pioneer Series Trust VII
     Pioneer International Value Fund             Pioneer Short Term Income Fund
     Pioneer Mid Cap Growth Fund                  Pioneer Small Cap Value Fund
     Pioneer Mid Cap Value Fund                   Pioneer Strategic Income Fund
     Pioneer Money Market Trust                   Pioneer Tax Free Income Fund
     Pioneer Protected Principal Trust            Pioneer Value Fund


               (Name of Registrant(s) as Specified in its Charter)

                                       N/A

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to

                  Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                                       2-1

March 2008
PIONEER ADVISORY

All Pioneer Open-End Mutual Funds

This advisory is to inform you of the upcoming proxy solicitation to all Pioneer Funds shareholders. The record date for this proxy solicitation was February 14, 2008 and the shareholder meeting is expected to be held in May 2008.

There are five (5) proposals (summarized below) to be voted on by shareholders. None of the proposals involve changes to a fund's investment objective, an increase in management fee or name changes. Please note that Proposal 1 applies to all funds, whereas other Proposals apply only to certain funds, and Proposal 3 consists of various sub-proposals specific to certain funds.

Important Information Regarding this Proxy Solicitation - New Internet
Procedures

The funds plan to utilize the new "notice and access" solicitation process to the extent possible, as an alternative to the traditional approach of delivering a printed set of proxy materials to all shareholders. This approach is expected to reduce significantly the funds' printing and mailing costs and save paper.

Under this approach, the funds will mail shareholders a "notice of internet availability of proxy materials," make the proxy statement (booklet) available on-line and provide a printed proxy statement to any shareholder who requests it. Shareholders will be able to vote by separately mailed proxy card, via the internet or by telephone. Shareholders may obtain hard copies of the proxy statement by calling a toll free number found on the notice or by requesting one on-line.

Proposal 1

     Elect Trustees. Shareholders are being asked to elect the Trustees for all funds. Each of the nominees, except one, currently serves as a Trustee of some or all of the Pioneer mutual funds.

Proposal 2 A

     Adopt an Amended and Restated Declaration of Trust. Shareholders are being asked to approve an amended Declaration of Trust for their funds.

Proposal 2 B

     Approve the Reorganization of Certain Funds. The shareholders of two funds, Pioneer International Value Fund and Pioneer Europe Select Equity Fund, that are now organized as Massachusetts business trusts, are being asked to approve the reorganization of those funds as Delaware statutory trusts.

     Proposals 2A and 2B provide for a standard governing document (Declaration of Trust) for each fund that will simplify administration and oversight and grant the Trustees greater discretion to make decisions without the need and expense of seeking shareholder approval.

Proposals 3-A to 3-R

     Revise Fundamental Investment Policies. Shareholders are being asked to approve changes to the "fundamental" investment policies of their funds. All mutual funds are required by law to have "fundamental" policies, that is, policies governing certain investment practices that may be changed only with the approval of fund shareholders. Many of the funds have fundamental policies that are not required by law or are more restrictive than the law requires, and the policies vary, sometimes considerably, from fund to fund. At the meeting, shareholders will be asked to approve revised fundamental policies, eliminate other objectives that cannot be changed without shareholder approvals or approve the reclassification of those investment objectives as non-fundamental. These changes are intended to simplify compliance monitoring and provide additional flexibility for the funds.

Proposal 4

     Approve an Amended and Restated Management Agreement with Pioneer Investment Management, Inc. Shareholders are being asked to approve an amended and restated management agreement between their fund and the investment adviser, Pioneer Investment Management, Inc. ("Pioneer"). The new management agreement updates the terms of the existing management agreements to reflect current industry practices and standardizes the terms for all the funds. There will be no decrease in services and no increase in management fees as a result of the new management agreement.

Proposal 5

     Approve a Policy Allowing the Appointment of Unaffiliated Sub-Advisers and Amendments to Sub-Advisory Agreements Without Shareholder Approval. Share-holders are being asked to approve a policy for their funds whereby Pioneer may appoint sub-advisers for the funds that are not affiliated with Pioneer and may make material changes to a sub-advisory agreement, in each case without share-holder approval, provided that the Trustees approve such appointments and amendments.Shareholders of certain funds have already approved the use of such a policy.

     If you have any questions regarding this Pioneer proxy solicitation, please contact your Pioneer relationship manager or call 1-800-622-9876

     The Pioneer funds have filed relevant materials with the Securities and Exchange Commission (SEC), including a preliminary proxy statement. The information contained in these materials is not complete and may be changed. Because the final proxy statement will contain important information, shareholders are urged to read it carefully when it becomes available and before voting. The preliminary proxy statement filed with the SEC is available, and when filed with the SEC, the final proxy statement will be available free of charge at the SEC's website, www.sec.gov, under filings for each Pioneer fund. Shareholders of each fund also will be able to obtain copies of the final documents, when available, by calling 1-866-884-2702 and providing the control number on the proxy card or on the "notice of internet availability of proxy materials" each shareholder will receive.

     Before investing, consider the product's investment objectives, risks, charges and expenses. Contact Pioneer Investments for a prospectus containing this information. Please read it carefully. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-622-9876 or visit our website pioneerinvestments.com. Neither Pioneer, nor its representatives are legal or tax advisors. In addition, Pioneer does not provide advice or recommendations. You should consider your client's financial needs, goals, and risk tolerance before making any investment recommendations.

                           [LOGO] Computershare
                                  -------------
                                  Fund Services

              PIONEER/WO#18636: TOUCH-TONE TELEPHONE VOTING SCRIPT
                                 "PIONEER FUNDS"
                              CARD TYPE: SMART CARD
                         EXPECTED MAIL DATE: XX/XX/2008
                           MEETING DATE: May 13, 2008
    TEST CONTROL NUMBER (s): 636 99999 000 099 Test Security Code: 9999 9999
    ------------------------------------------

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:
"Welcome! Please enter the 14 digit number located in the shaded box on your proxy card."

--------------------------------------------------------------------------------
WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"This is the automated telephone voting site for the Special Meetings of Shareholders of the Pioneer Funds"

"To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1 now."
"To vote on EACH PROPOSAL SEPARATELY, press 0 now."

--------------------------------------------------------------------------------
OPTION 1:  IF VOTING AS THE BOARD RECOMMENDS:
---------------------------------------------

"To hear how you have voted, press 1."    "To cancel your vote, press 2."    "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows, "You have voted as THE BOARD RECOMMENDED."

"To hear how you have voted, press 1."    "To cancel your vote, press 2."    "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:

"Your vote has been canceled." "If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:

"Your vote has been saved."  "If you would like to start the voting process again, press 1 now."  "To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."


-------------------------------------------------------------------------------
OPTION 2:  IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:
-----------------------------------------------------------------------

*IF A SHAREHOLDER OWNS MULTIPLE HOLDINGS, HE/SHE WILL HEAR:*

"Proposal 1.01:     To vote FOR ALL press 1.     To WITHHOLD ALL press 9."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."

"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.02:     To vote FOR ALL press 1.     To WITHHOLD ALL press 9."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.03:     To vote FOR ALL press 1.     To WITHHOLD ALL press 9."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.04:     To vote FOR ALL press 1.     To WITHHOLD ALL press 9."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.05:     To vote FOR ALL press 1.     To WITHHOLD ALL press 9."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.06:     To vote FOR ALL press 1.     To WITHHOLD ALL press 9."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.07:     To vote FOR ALL press 1.     To WITHHOLD ALL press 9."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.08:     To vote FOR ALL press 1.     To WITHHOLD ALL press 9."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.09:     To vote FOR ALL press 1.     To WITHHOLD ALL press 9."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 2a:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 2b:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3a:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------

"Proposal 3b:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3c:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3d:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3e:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3f:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3g:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3h:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3i:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3j:     To vote FOR press 1.         AGAINST press 9.                 ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3k:     To vote FOR press 1.         AGAINST press 9.                 ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3l:     To vote FOR press 1.         AGAINST press 9.                 ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3m:     To vote FOR press 1.         AGAINST press 9.                 ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3n:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3o:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3p:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3q:     To vote FOR press 1.         AGAINST press 9.                 ABSTAIN press 0."

"Proposal 3r:     To vote FOR press 1.         AGAINST press 9.                 ABSTAIN press 0."

"Proposal 4:      To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 5:      To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:
"To hear how you have voted, press 1."     "To cancel your vote, press 2."     "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given)."

"To hear how you have voted, press 1."     "To cancel your vote, press 2."     "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

"Your vote has been canceled."     "If you would like to start the voting process again, press 1 now."
"To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

"Your vote has been saved."     "If you would like to start the voting process again, press 1 now."
"To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."
Call is terminated.

[PIONEER LOGOS]

IMPORTANT: PLEASE VOTE YOUR SHARES TODAY

Your vote is extremely important.


Dear Shareholder,

I am writing to remind you about the joint special meeting of shareholders to be held on May 13, 2008, for all Pioneer open-end mutual funds. Shareholders of each fund are being asked to approve a number of proposals recently adopted by each Pioneer Fund's Board of Trustees. The Trustees believe that these proposals outlined below will, among other things, streamline the operations of each fund. We are seeking your approval of these proposals through the joint proxy statement, which is available to you on the Internet at https://www.proxy-direct.com/pioneer. If you would rather receive a printed version of the proxy statement, you may request one via the Internet, or by calling 1-866-884-2702 and entering the control number and security code from your enclosed proxy card(s).

>  To vote by TouchTone telephone, call 1-866-241-6192.

>  To vote by Internet, go to www.proxy-direct.com/pioneer.

   You will need your control number and security code from your proxy card(s) to vote by Internet or TouchTone telephone.

> To vote by mail, sign and date the proxy card(s) and return it/them in the enclosed postage-paid reply envelope.

The proxy statement contains detailed information about each proposal being considered. Your fund's Board of Trustees has reviewed each proposal. In the Trustees' opinion, the proposals are in the best interests of fund shareholders and they recommend that you vote FOR each proposal. Please take a moment to read the materials available on the Internet before casting your vote. We ask that you cast your vote regarding the following proposals:

Proposal 1: Elect Trustees. You are being asked to elect Trustees for each fund. Each of the nominees, except one, currently serves as a Trustee for some or all of the Pioneer Funds.

Proposal 2A: Approve an amendment to the Declaration of Trust. Shareholders of Pioneer Funds that currently are organized as Delaware statutory trusts are being asked to approve an amendment to the Declaration of Trust for the funds. The Declaration is designed to grant the Board broader authority than it possesses currently to further amend the Declaration of Trust without shareholder approval.

Proposal 2B: Approve an Agreement and Plan of Reorganization. Shareholders of two Pioneer Funds that are now organized as Massachusetts business trusts are being asked to approve the reorganization of those funds as Delaware statutory trusts.

Proposals 3-A to 3-R: Revise Fundamental Investment Policies relating to:
3-A     Borrowing
3-B     Underwriting
3-C     Lending
3-D     Senior Securities
3-E     Real Estate
3-F     Commodities
3-G     Concentration
3-H     Diversification
3-I     Convert Investment Objective(s) from Fundamental to Non-Fundamental
3-J     Illiquid Securities
3-K     Purchasing Securities on Margin
3-L     Short Sales
3-M     Purchasing Securities on Margin and Making Short Sales
3-N     Investments in Other Investment Companies
3-O     Pledging or Guaranteeing Assets
3-P Investments Made for the Purpose of Exercising Control or Management of Issuers
3-Q     Investments in Affiliates
3-R     Investments in Convertible Debt Securities Rated Below Investment Grade

In Items 3A through 3R above, you are being asked to approve changes to the "fundamental" investment policies of your fund(s).

All mutual funds are required by law to have "fundamental" policies, that is, policies governing certain investment practices that may be changed only with the approval of fund shareholders. Many of the funds have fundamental policies that are not required by law or are more restrictive than the law requires, and the policies vary, sometimes considerably, from fund to fund. At the meeting, shareholders will be asked to approve revised fundamental policies, eliminate other investment objectives that cannot be changed without shareholder approval, or to approve the reclassification of those investment objectives as "non-fundamental". These changes are intended to simplify compliance monitoring and provide additional flexibility for the funds.

Proposal 4: Approve an Amended and Restated Management Agreement with Pioneer Investment Management. You are being asked to approve an amended and restated management agreement between your fund(s) and its manager, Pioneer Investment Management, Inc. There will be no decrease in services or increase in management fees as a result of the new management agreement.

Proposal 5: Approve a Policy Allowing the Appointment of Unaffiliated Sub-Advisers and Amendments to Sub-Advisory Agreements Without Shareholder Approval. Shareholders of certain funds are being asked to approve a policy that would permit Pioneer--subject to the approval of the Board of Trustees-- to appoint unaffiliated sub-advisers to manage the funds, enter into sub-advisory agreements and amend existing sub-advisory agreements with unaffiliated sub-advisers, in each case without shareholder approval. The sub-adviser approval policy will not be used with respect to any agreement with a sub-adviser that is affiliated with Pioneer.

As a shareholder, you have the opportunity to voice your opinion and I encourage you to do so. By voting your shares, you not only express to Pioneer how you feel about the matters under consideration, you also help eliminate the need for subsequent mailings or phone calls designed to acquire sufficient votes to hold the meeting. Even if you own a relatively small number of shares, I urge you to take a moment and vote those shares today.

Remember you may vote by telephone, Internet or by mail.

NOTE: If you vote by phone or Internet, please do not return your proxy card(s).

Again, I encourage you to vote your shares as quickly as possible and I thank you in advance for your prompt attention to this matter. If you have any questions about this proxy solicitation or any of the proposals, please call 1-866-526-4104.


Sincerely,


Daniel Kingsbury,
President and Chief Executive Officer of Pioneer Investment Management, Inc.




Securities offered through Pioneer Funds Distributor, Inc., 60 State Street, Boston, MA. 02109.
Underwriter of Pioneer mutual funds, Member SIPC
(C)2008 Pioneer Investments.  o  pioneerinvestments.com  21826-00-0408

[PIONEER LOGOS]

IMPORTANT: PLEASE VOTE YOUR SHARES TODAY

Your vote is extremely important, no matter how many shares you own.


Dear Shareholder,

I am writing to remind you about the joint special meeting of shareholders to be held on May 13, 2008, for all Pioneer open-end mutual funds. Shareholders of each fund are being asked to approve a number of proposals recently adopted by each Pioneer Fund's Board of Trustees. The Trustees believe that these proposals outlined below will, among other things, streamline the operations of each fund. We are seeking your approval of these proposals through the joint proxy statement, which is available to you on the Internet at https://www.proxy-direct.com/pioneer or enclosed. You will need to enter the control number and security code from your enclosed proxy card(s) to vote.

>  To vote by TouchTone telephone, call 1-866-241-6192.

>  To vote by Internet, log into www.proxy-direct.com/pioneer.

   You will need your control number and security code to vote by Internet or TouchTone telephone.

> To vote by mail, sign and date the proxy card(s) and return it/them in the enclosed postage-paid reply envelope.

The proxy statement contains detailed information about each proposal being considered. Your fund's Board of Trustees has reviewed each proposal. In the Trustees' opinion, the proposals are in the best interests of fund shareholders and they recommend that you vote FOR each proposal. Please take a moment to read the materials available on the Internet before casting your vote. We ask that you cast your vote regarding the following proposals:

Proposal 1: Elect Trustees. You are being asked to elect Trustees for each fund. Each of the nominees, except one, currently serves as a Trustee for some or all of the Pioneer Funds.

Proposal 2A: Approve an amendment to the Declaration of Trust. Shareholders of Pioneer Funds that currently are organized as Delaware statutory trusts are being asked to approve an amendment to the Declaration of Trust for the funds. The Declaration is designed to grant the Board broader authority than it possesses currently to further amend the Declaration of Trust without shareholder approval.

Proposal 2B: Approve an Agreement and Plan of Reorganization. Shareholders of two Pioneer Funds that are now organized as Massachusetts business trusts are being asked to approve the reorganization of those funds as Delaware statutory trusts.

Proposals 3-A to 3-R: Revise Fundamental Investment Policies relating to:
3-A     Borrowing
3-B     Underwriting
3-C     Lending
3-D     Senior Securities
3-E     Real Estate
3-F     Commodities
3-G     Concentration
3-H     Diversification
3-I     Convert Investment Objective(s) from Fundamental to Non-Fundamental
3-J     Illiquid Securities
3-K     Purchasing Securities on Margin
3-L     Short Sales
3-M     Purchasing Securities on Margin and Making Short Sales
3-N     Investments in Other Investment Companies
3-O     Pledging or Guaranteeing Assets
3-P Investments Made for the Purpose of Exercising Control or Management of Issuers
3-Q     Investments in Affiliates
3-R     Investments in Convertible Debt Securities Rated Below Investment Grade

In Items 3A through 3R above, you are being asked to approve changes to the "fundamental" investment policies of your fund(s).

All mutual funds are required by law to have "fundamental" policies, that is, policies governing certain investment practices that may be changed only with the approval of fund shareholders. Many of the funds have fundamental policies that are not required by law or are more restrictive than the law requires, and the policies vary, sometimes considerably, from fund to fund. At the meeting, shareholders will be asked to approve revised fundamental policies, eliminate other investment objectives that cannot be changed without shareholder approval, or to approve the reclassification of those investment objectives as "non-fundamental". These changes are intended to simplify compliance monitoring and provide additional flexibility for the funds.

Proposal 4: Approve an Amended and Restated Management Agreement with Pioneer Investment Management. You are being asked to approve an amended and restated management agreement between your fund(s) and its manager, Pioneer Investment Management, Inc. There will be no decrease in services or increase in management fees as a result of the new management agreement.

Proposal 5: Approve a Policy Allowing the Appointment of Unaffiliated Sub-Advisers and Amendments to Sub-Advisory Agreements Without Shareholder Approval. Shareholders of certain funds are being asked to approve a policy that would permit Pioneer--subject to the approval of the Board of Trustees-- to appoint unaffiliated sub-advisers to manage the funds, enter into sub-advisory agreements and amend existing sub-advisory agreements with unaffiliated sub-advisers, in each case without shareholder approval. The sub-adviser approval policy will not be used with respect to any agreement with a sub-adviser that is affiliated with Pioneer.

As a shareholder, you have the opportunity to voice your opinion and I encourage you to do so. By voting your shares, you not only express to Pioneer how you feel about the matters under consideration, you also help eliminate the need for subsequent mailings or phone calls designed to acquire sufficient votes to hold the meeting. Even if you own a relatively small number of shares, I urge you to take a moment and vote those shares today.

Remember you may vote by telephone, Internet or by mail.

NOTE: If you vote by phone or Internet, please do not return your proxy card(s).

Again, I encourage you to vote your shares as quickly as possible and I thank you in advance for your prompt attention to this matter. If you have any questions about this proxy solicitation or any of the proposals, please call:
Deutschland 0800-182 50 85
                      Osterreich 0800-29 76 57
                      Schweiz 0800-5540 91
                      TouchTone voting: 1-866-241-6192


Sincerely,


Daniel Kingsbury,
President and Chief Executive Officer of Pioneer Investment Management, Inc.




Securities offered through Pioneer Funds Distributor, Inc., 60 State Street, Boston, MA. 02109.
Underwriter of Pioneer mutual funds, Member SIPC
(C)2008 Pioneer Investments.  o  pioneerinvestments.com  21826-00-0408

   80                                   [logo] PIONEER
   years                                       Investments(R)
[logo]

IMPORTANT REMINDER: PIONEER FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON: May 13, 2008



We recently sent you proxy material relating to a special meeting of shareholders of Pioneer Funds, scheduled for May 13, 2008 at 2:00p.m., Eastern Time. Your vote for this important meeting has not yet been received.

Please see the enclosed shareholder meeting notice for a list of the proposals and for information on how to access or request proxy materials.

We encourage you to utilize one of the following options today to record your vote:

->   To vote by TouchTone telephone, call 1-866-241-6192.

->   To vote by Internet, log into www.proxy-direct.com/pioneer.
     You will need your control number and security code found on your proxy card(s) to vote by Internet or TouchTone telephone.

-> To vote by mail, sign and date the proxy card(s) and return it/them in the enclosed postage-paid reply envelope.


     Remember, your vote counts. Please vote today.


If you have any questions regarding the proposals, please call Computershare Fund Services, your Fund's proxy agent, at 1-866-526-4104. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from Noon to 6:00 p.m., Eastern Time.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the special meeting approaches, certain shareholders of each Fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.









Securities offered through Pioneer Funds Distributor, Inc., 60 State Street, Boston, MA. 02109.
Underwriter of Pioneer mutual funds, Member SIPC
(C)2008 Pioneer Investments. o pioneerinvestments.com 21894-00-0408

   80                                   [logo] PIONEER
   years                                       Investments(R)
[logo]


IMPORTANT NOTICE: PIONEER FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON: May 13, 2008



We recently sent you proxy material relating to a special meeting of shareholders of Pioneer Funds, scheduled for May 13, 2008 at 2:00p.m., Eastern Time. Your vote for this important meeting has not yet been received.

We encourage you to utilize one of the following options today to record your vote:

->   To vote by TouchTone telephone, call 1-866-241-6192.

->   To vote by Internet, log into www.proxy-direct.com/pioneer.
     You will need your control number and security code found on your proxy card(s) to vote by Internet or TouchTone telephone.

-> To vote by mail, sign and date the proxy card(s) and return it/them in the enclosed postage-paid reply envelope.


     Remember, your vote counts. Please vote today.


If you have any questions regarding the proposals, please call Computershare Fund Services, your Fund's proxy agent, at 1-866-526-4104. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from Noon to 6:00 p.m., Eastern Time.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the special meeting approaches, certain shareholders of each Fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.









Securities offered through Pioneer Funds Distributor, Inc., 60 State Street, Boston, MA. 02109.
Underwriter of Pioneer mutual funds, Member SIPC
(C)2008 Pioneer Investments. o pioneerinvestments.com 21895-00-0408

   80                                   [logo] PIONEER
   years                                       Investments(R)
[logo]


IMPORTANT REMINDER: PIONEER FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON: May 13, 2008



We recently sent you proxy information relating to a special meeting of shareholders of the Pioneer Funds, scheduled for May 13, 2008 at 2:00p.m., Eastern Time. Your vote for this important meeting has not yet been received.


Please logon to www.proxyvote.com for information on how to access or request proxy materials.


We encourage you to utilize one of the following options today to record your vote:


->   To vote by TouchTone telephone, call 1-800-454-8683.

->   To vote by Internet, go to www.proxyvote.com.
     You will need your control number found on your voting instruction form to vote by Internet or TouchTone telephone.

-> To vote by mail, sign and date your voting instruction form(s) and return it/them in the enclosed postage-paid envelope.



     Remember, your vote counts. Please vote today.

If you have any questions regarding the proposals, please call Computershare Fund Services, your Fund's proxy agent, at 1-866-526-4104. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from Noon to 6:00 p.m., Eastern Time.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the special meeting approaches, certain shareholders of each Fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.









Securities offered through Pioneer Funds Distributor, Inc., 60 State Street, Boston, MA. 02109.
Underwriter of Pioneer mutual funds, Member SIPC
(C)2008 Pioneer Investments. o pioneerinvestments.com 21897-00-0408

[Pioneer Logo]

IMPORTANT NOTICE:  PIONEER FUNDS

           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON: May 13, 2008

We are sending you proxy material relating to a special meeting of shareholders of Pioneer Funds, scheduled for May 13, 2008 at 2:00p.m., Eastern Time. Please read the material before casting your vote.

We encourage you to utilize one of the following options today to record your vote:

-> To vote by TouchTone telephone, call 1-866-241-6192.
-> To vote by Internet, log into www.proxy-direct.com/pioneer.
   You will need your control number and security code found on your proxy card(s) to vote by Internet or TouchTone telephone.
-> To vote by mail, sign and date the proxy card(s) and return it/them in the enclosed postage-paid reply envelope.

                 Remember, your vote counts. Please vote today.

If you have any questions regarding the proposals, please call Computershare Fund Services, your Fund's proxy agent, at 1-866-526-4104. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from Noon to 6:00 p.m., Eastern Time.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the special meeting approaches, certain shareholders of each Fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.



Securities offered through Pioneer Funds Distributor, Inc., 60 State Street, Boston, MA. 02109
Underwriter of Pioneer mutual funds, Member SIPC
(C)2008 Pioneer Investments. o pioneerinvestments.com 21919-00-0508